27. Contingencies and Commitments	12 Months Ended
Dec. 31, 2018
Contingencies And Commitments
Contingencies and Commitments

Note 27 — Contingencies and Commitments

The Group is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of its business activities, including disputes on building repair and maintenance expenses, moving expenses and others. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Company.

The following summarizes the material litigation relating to the Group:

i. Auchan S.p.A

On March 14, 2013, the tenant Auchan filed a lawsuit with the Court of Milan against Ellegi and GSI in connection with a lease agreement entered into with Ellegi on July 15, 2010 and a contract entered into with GSI on August 5, 2010 for certain repairs to be performed. Auchan was not satisfied with the repairs performed and claimed that they suffered a loss of potential income from new business opportunities, together with certain damages which totaled to €4.5 million. In the first quarter of 2016, the court issued a judgement to reject all claims made by Auchan. In June, 2016, Auchan remitted €200,000 (which translates to approx. $221,440) to the Group as final settlement of this case, which is recorded as other revenue in the Group’s consolidated statements of profit/(loss) and comprehensive income/(loss) for the year ended December 31, 2016.

ii. Morgan Joseph and BHN LLC

In July 2014, Morgan Joseph filed a complaint against Prime and BHN LLC (“BHN”) for breach of contract, seeking at least approximately $1.3 million plus damages from Prime. On October 20, 2014, Prime moved to dismiss the complaint on the basis there were no contracts between Morgan Joseph and Prime. On November 14, 2014, BHN moved to add additional cross-claims, among other things.

On March 19, 2015, the court dismissed Morgan Joseph's complaint against Prime, as well as BHN LLC’s cross-claim for indemnification from the Company, but gave Morgan Joseph until May 1, 2015 to file an amended complaint.

On April 8, 2015, BHN brought an amended complaint against Prime for breach of contract, seeking approximately $9 million in damages. BHN did not serve Prime or Prime’s legal counsel with this complaint. Separately, on April 27, 2015, Morgan Joseph filed an amended complaint against Prime and BHN, asserting claims of breach of contract and seeking approximately $2.5 million plus damages.

The Company filed an answer to Morgan Joseph’s amended complaint on June 1, 2015. Management estimated the probability of damages in these cases to be low due to (1) there being no formal contracts between the Company and Morgan Joseph, (2) the court dismissing earlier complaints and (3) there being no new evidence brought forward in the amended complaints.

In addition, on June 26, 2015, the Company filed a cross-claim against BHN LLC and certain individuals connected with BHN LLC for damages and certain costs incurred by the Company. The amount of damages and costs are to be determined at trial. In January, 2017, BHN motioned to dismiss the Company’s claims against it and the Company has filed its defense in response. On August 30, 2017, the judge denied BHN’s move for a summary judgement and the parties undertook discoveries in 2018. On February 19, 2019, the Company reached a settlement agreement with BHN, and also settled with Morgan Joseph for a nominal amount. As part of the settlement agreement with BHN, a total of approximately $573,000 of invoices accrued as trade and other payables for services rendered and reimbursable expenses incurred in 2013 and 2014 was forgiven.

On February 19, 2019, the Company entered into a one-year-consulting-agreement with Greenpoint Energy, LLC (“the Consultant”), a company controlled by the owners of BHN (the former manager of the Company). The engagement fees under this contract amounts to $200,000. The Consultant was engaged by the Company to advise the Company on the refinancing and selling of certain assets and related services. In addition to the engagement fee, a success fee will be determined between the Company and the Consultant should the Company accept and approve the Consultant’s proposed transaction. However, there is no assurance that the Consultant will provide certain transaction proposals nor that the Company will approve these transaction proposals.

iii. Andrea Crespi-Belskij

On July 19, 2016, Andrea Crespi-Belskij, formerly a consultant to the Company, filed a claim with the civil court of Milan against Prime Acquisition and two Italian subsidiaries, Magfin Srl and Ellegi Srl, claiming, among other things, wrongful dismissal and incorrect classification of employment, and seeking various financial compensations for the claims as well as petitioning for a seizure of the Italian subsidiaries. In the August 2, 2016 hearing on the seizure, the presiding judge summarily dismissed the petition. Andrea Crespi-Belskij did not file an appeal of the judgement within 10 days after the judgement. The hearing on wrongful dismissal, which the claimant previously filed a similar claim against the Company and its subsidiaries in June 2016 which was dismissed by the court, began on September 29, 2016 and in a conclusive hearing held on March 9, 2017, the judge dismissed all claims against the Company and awarded €3,000 (which translates to approximately $3,165) to the Company under the Abuse of Law provision. Andrea Crespi-Belskij filed an appeal in late 2017. During 2018, the judge again rejected the request by Andrea Crespi-Belskij and closed the case.